UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


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                     OF THE SECURITIES EXCHANGE ACT OF 1934


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(subject line)
WE NEED YOUR VOTE BY DECEMBER 9, 2004!

Dear Strong Funds Shareholder:

With the Strong Funds shareholder meeting quickly approaching on December 10, 2004, I'm writing to ask you to vote your shares as soon as possible.

As you already know, the Strong Funds Board of Directors/Trustees has unanimously recommended several proposals related to the reorganization of the Strong Funds into the Wells Fargo Funds(R) family. But it is extremely important that we receive your voting instructions. If you have already placed your vote, thank you, and please disregard this message.

You can cast your vote at: http://www.strong.com/proxy/.

To vote, you'll need the control number below.

14 DIGIT CONTROL NUMBER:

Use the following link to review your proxy material:

(link to come)

If you have questions about the proposals or voting, call the Strong Fund's proxy solicitor, D.F. King & Co., Inc. at 1-800-755-7250, or send an e-mail through our website at: http://www.strong.com/email/. Please do not reply directly to this e-mail.

Thank  you  for  your  investment  and  for   participating  in  this  important
shareholder vote.

Sincerely,

Thomas M. Zoeller
Vice President

To view your eDocuments profile or to unsubscribe from e-mail notifications of statements and regulatory documents, go to:
http://www.proxyweb.com/strong/edocsconsent



Strong Financial Corporation(R) is the parent company of Strong Capital Management, Inc. and Strong Investments, Inc. Strong Capital Management, Inc. is a registered investment advisor. Securities are offered through Strong Investments, Inc., an affiliated company. SM47654 11-04

                                                         WE NEED YOUR VOTE BY
                                                            DECEMBER 9, 2004!

November 23, 2004


Dear Strong Funds Shareholder:

WITH THE STRONG SHAREHOLDER MEETING QUICKLY APPROACHING ON DECEMBER 10, 2004, I'M WRITING TO ASK YOU TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

As a Strong Funds shareholder, you recently received proxy materials asking for your vote on important proposals that affect your investment. The Strong Funds Board of Directors/Trustees has unanimously recommended several proposals related to the reorganization of the Strong Funds into the Wells Fargo Funds(R) family. But it is extremely important that we receive your voting instructions. If you have already placed your vote, thank you, and please disregard this message.


PLEASE VOTE PROMPTLY IN ONE OF THE FOLLOWING WAYS:

1.       ONLINE
         Vote online at the web site address listed on your proxy card.

2.       PHONE
         Call the toll-free number printed on your proxy card.

3.       MAIL
         Complete and sign the enclosed proxy card and return by mail in the enclosed prepaid return envelope (if mailed in the United States).

YOUR VOTE IS EXTREMELY IMPORTANT.

Regardless of the size of your holdings, your vote matters. If you have questions about the proposals or voting, call the Funds' proxy voting solicitor, D.F. King & Co., Inc. at 1-800-755-7250.

Sincerely,


Thomas M. Zoeller
Vice President




STRONG FINANCIAL CORPORATION(R) IS THE PARENT COMPANY OF STRONG CAPITAL MANAGEMENT, INC. AND STRONG INVESTMENTS, INC. STRONG CAPITAL MANAGEMENT, INC. IS A REGISTERED INVESTMENT ADVISOR. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC., AN AFFILIATED COMPANY.SM47653 11-04